MESSAGE
To Our Shareholders

Babson Value Fund's eleventh full fiscal year ended on November 30, 1995.
In 1994, rising interest rates held stock prices in check even though corporate earnings rose sharply. In contrast, although gains in corporate profits were expected to be relatively modest in 1995, falling interest rates resulted in increased earnings estimates and provided a powerful boost to returns. Although the Funds' positive total return (price change and reinvested distributions) of 32.1% was superb in absolute terms and exceeded the average return of 30.1% for its "growth and income" peer group in Lipper's Mutual Fund Performance Analysis, our "value" style was not in vogue. Consequently, the unmanaged Standard & Poor's 500 return of large company stocks was stronger at 36.8%.

Longer term comparisons with our peers in the Lipper and Morningstar databases are included in the summaries below. The table shows the consistency of the longer term record of the Fund. For the ten year period the Fund's return placed it in the top 20% of its peer group in both databases. The relative position is even stronger for the shorter three and five-year periods_well within the top 10%.

The strong long-term record has continued to attract more investors. The number of shareholders has increased to over 18,000, while net assets have surged from $119.6 million a year ago to $293.4 million as of the end of our fiscal year, an increase of 145%.

In the latest fiscal year, net assets per share increased from $25.19 to $31.78. In December 1995, the Fund made its final distributions of the calendar year. An ordinary income dividend of $0.1671, and long-term capital gain of $0.3395 per share, totaled $0.5066. Those shareholders who elected to reinvest their distributions received their additional shares at a price of $31.47 per share. Total distributions in the fiscal year amounted to $1.2036 per share. Net investment income was 2.12% of average net assets for the year. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

The growth in assets resulted in a further slight reduction in our expense ratio to 0.98% of average net assets. The average expense ratio for the growth and income category as reported in Morningstar Mutual Funds is 1.24%. In addition to that, the average 12b-1 charge is 0.32% and, of course many of the other funds in the category have some form of sales charges or "loads." Babson Value Fund has neither 12b-1 or sales charges.

We welcome the new investors who have joined us in the past year, and we look forward to continuing our efforts to provide all our shareholders with consistent, favorable returns in the future.

Sincerely,

Larry D. Armel
President

Babson Value Fund
						    1 Year       3 Years       5 Years       10 Years
						   11/30/94 to  11/30/92 to  11/30/90 to   11/30/85 to
						   11/30/95     11/30/95     11/30/95      11/30/95
Babson Value Fund Total Return                       32.07%      18.69%        20.02%        14.64%
Lipper Growth & Income Funds Average Total Return    30.13%      12.27%        15.76%        12.97%
BVF Rank among Lipper Growth & Income Funds          160          11            14            22
# of Lipper Growth & Income Funds                    421         248           189           117
Babson Value Fund Percentile, Top                    38%          4%            7%           19%

Source: Lipper Analytical Securities Corporation

							    1 Year          3 Years        5 Years         10 Years
							   11/30/94 to    11/30/92 to     11/30/90 to     11/30/85 to
							    11/30/95      11/30/95        11/30/95        11/30/95
Babson Value Fund Total Return                               32.07%        18.69%           20.02%          14.64%
Morningstar Growth & Income Funds Average Total Return       30.83%        12.88%           15.13%          12.41%
BVF Rank among Morningstar Growth  & Income Funds            191             5               10              19
# of Morningstar Growth & Income Funds                       420           255              187             113
Babson Value Fund Percentile, Top                            46%            2%               5%             17%

Source: Morningstar, Inc.


Note:   All returns for periods of longer than one year are compound annual rates.
	All returns for Babson Value Fund are net of all fees and expenses.

	Returns for the growth and income averages are net of fees and expenses, but do not include the impact of sales charges.

	Morningstar includes S&P 500 index funds in its Growth & Income Fund category, while Lipper has a separate category.

PORTFOLIO REVIEW
Babson Value Fund is a no-load mutual fund which seeks long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund may be considered "contrarian" in nature in that the portfolio will typically include shares of companies that are relatively unpopular and out-of-favor with general investors.

The last two years have been difficult for practitioners of the value style of investing. Since the last peak in the value style on September 30, 1993, as defined by the S&P/BARRA Growth and Value indices, the growth subset of the S&P 500 has returned 47% through the end of our fiscal year, while the value companies have returned 33%, a margin favoring growth of 14 percentage points for the two years and two months. The chart to the right shows the ebbs and flows of the two styles since the prior trough for the value style in December of 1991. When the line rose, value was stronger than growth. When the line fell, growth had the upper hand. Considering only the twelve months of our fiscal year, the growth style's lead was four percentage points. While it is too soon to declare a change in the trend, the value style was stronger in November and December of 1995 and appears to have a lead in January 1996. The technology sector, a major component of the growth group has come under pressure as the result of profit taking, some negative earnings surprises, and a well publicized reduction in the sector by a large mutual fund group. While much of the attention in the press during 1995 was on the spectacular returns racked up by technology issues, most of their relative strength occurred in the first half. A strong third quarter by the financial and healthcare groups, combined with a fourth quarter technology correction made financial stocks the winners for our fiscal year, closely followed by healthcare. Low inflation, combined with slow economic growth resulted in sub-par returns from the basic materials, energy and consumer cyclical sectors. The chart to the right shows the economic sectors sorted from top to bottom in the order of their returns (shown by the top bar) for the year. The weight of each sector in the S&P 500 and in the Value Fund portfolio is shown by the middle and bottom bar in each sector. The portfolio benefited by being significantly overweighted in financial stocks relative to the market. This helped to offset the negative impact of the holdings in retail and consumer cyclical companies.

Portfolio turnover was a very low 6% during the year. Part of the reason for this was the strong flow of new capital into the Fund. Our policy is keep portfolio holdings equally weighted. In the absence of positive cash flow portions of holdings that run up in size are sold to provide funds for purchase of additional shares of temporarily lagging holdings. With strong cash flow most of the rebalancing is accomplished by putting the new money in the smallest holdings. The other reason is that the market was strong for the whole year and portfolio holdings that moved up in valuation maintained their relative strength compared to the S&P 500. Our policy is to continue to hold fully valued stocks as long as their relative strength is intact.

As has usually been the case, we benefited from merger and tender offers during the year. Chase Manhattan and Chemical Bank announced their intention to merge in the spring of 1996. The merger should result in substantial cost savings, which will continue strength in earnings. Both stocks did well, and Chase was up 71% for the year. Wallace Computer Services became the subject of an unfriendly tender offer from Moore Corp. Ltd. their primary competitor. Although the tender offer was unsuccessful, Wallace's shares rose 108% during the year. First Interstate Bancorp became the subject of an unfriendly offer by Wells Fargo. First Interstate then encouraged First Bank System to make a competing friendly bid. The outcome has not yet been determined, but First Interstate shares rose 91%. Lockheed merged with Martin Marietta and the combined company ended the year up 74%.

In addition, we benefited from spin-offs. We received Allstate shares from Sears. Sears gained 55%, bucking the general weakness in retail, Allstate was up 88%, and the package rose 64% overall. Lastly, Eli Lilly had an exchange offer for shares of a subsidiary, Guidant Corp. The Lilly shares that remained Lilly at the end of the year rose 59%, while the one-third of Lilly shares that became Guidant shares gained 108%, and the package was up 75%.

Although they were not involved in mergers, tender offers or spin-offs, Student Loan Marketing, Student Loan Corp, Aetna Life, Boeing and Transamerica also produced superb gains of 105%, 81%, 64%, 62% and 62%, respectively. The student loan stocks extended their recoveries from the reflex, panic lows that resulted from the announcement of the government's direct lending program. Although both stocks have rebounded substantially, they sell for only 15 and 12 times earnings, respectively. Aetna benefited from cost cutting, stronger than expected earnings and the decision to sell its property and casualty business to Travelers. Although Boeing's earnings are depressed because of slower deliveries of older models and a machinists strike, very strong orders for its new 777, which is just beginning to be delivered, propelled the shares higher. Transamerica benefited from positive earnings surprises that were common among financial stocks this year.

As we mentioned above, the consumer and retail issues were the weak spots in 1995. K mart, Reebok, Huffy, Apple Computer and J.C. Penney were all depressed because of weak earnings brought on by weak sales and low profitability. They were joined on the laggard list by Hanson, Overseas Shipholding, Safety-Kleen, Salomon and Atlantic Richfield. As K mart's position weakened over the last year, it always seemed that the stock had been weaker than the fundamentals warranted, so we maintained our ownership. This has happened a number of times in the past in other investments, and our perseverance has been rewarded. While there is no assurance that it will be in this case, our best judgment is that it will. We should also point out that our opinion may change if we learn something that we do not currently know.

With price/earnings ratios averaging 20% lower than the S&P 500, and price/book value ratios averaging nearly 50% lower than the market index, we continued to regard the portfolio as very attractively valued. Outside services such as Morningstar and investment consultants who advise institutional investors have measured our portfolio and have determined that it has produced higher returns than average while taking lower than average risk, particularly over the last three and five years. While there is no guarantee that future results will produce the same characteristics, it is our intent to continue to manage the portfolio in the same way that it has been managed for over eleven years.

David L. Babson & Co. Inc.

PORTFOLIO REVIEW
Babson Value Fund versus S&P 500
Babson Value Fund's average annual compounded total returns for one, five and ten year periods as of November 30, 1995, were 32.07%, 20.02% and 14.64%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

STATEMENT OF NET ASSETS
November 30, 1995
 S&P                                                              MARKET VALUE
RANKING**  SHARES  COMPANY                            COST         (NOTE 1-A)

COMMON STOCKS _ 94.12%
AEROSPACE _ 4.56%
 A-      86,000  Boeing Co.                    $    3,807,988   $    6,267,250
 NR      97,000  Lockheed Martin Corp.              4,053,414        7,117,375
						    7,861,402       13,384,625
AIRLINES _ 2.29%
 NR     195,000 KLM Royal Dutch Airlines            5,179,699        6,727,500
BANKS _ 9.26%
 B      114,000  Chase Manhattan Corp.              4,031,450        6,939,750
 B-     134,000  First Bank System, Inc.            4,489,614        6,917,750
 B       50,000  First Interstate Bancorp           3,350,883        6,700,000
 A-     204,000  National City Corp.                5,303,376        6,604,500
						   17,175,323       27,162,000
CHEMICALS _ 2.31%
 B+     102,000  duPont (E.I.) deNemours & Co.      5,735,688        6,783,000
COMPUTER SOFTWARE _ 2.19%
 B+     148,000  Shared Medical Systems Corp.       4,195,452        6,419,500
COMPUTER SYSTEMS _ 4.33%
 B+     166,000  Apple Computer Inc.                6,506,778        6,328,750
 B-      66,000  International Business
		    Machines Corp.                  4,919,500        6,377,250
						   11,426,278       12,706,000
CONSUMER PRODUCTS _ 6.98%
 NR     256,000  Grand Metropolitan PLC, ADR        6,628,913        6,944,000
 B+     676,800  Huffy Corp.                        8,902,106        7,191,000
 B+     244,000  Reebok International Ltd.          7,727,093        6,344,000
						   23,258,112       20,479,000
DIVERSIFIED _ 2.40%
 NR     461,000  Hanson PLC, ADR                    8,015,771        7,030,250
ENVIRONMENTAL CONTROL _ 2.30%
 B+     473,000  Safety-Kleen Corp.                 7,248,732        6,740,250
FINANCIAL SERVICES _ 11.70%
 B      158,000  American Express Co.               4,619,491        6,715,000
 B      173,000  Salomon Inc.                       6,460,740        6,292,875
 NR     194,000  Student Loan Corp.                 4,029,772        6,862,750
 A      109,000  Student Loan Marketing Assn.       4,044,203        7,643,625
 B       89,000  Transamerica Corp.                 4,516,933        6,819,625
						   23,671,139       34,333,875
FOREST PRODUCTS AND PAPER _ 6.80%
 B+     157,000  Potlatch Corp.                     6,388,726        6,338,875
 B+     143,000  Weyerhaeuser Co.                   5,733,300        6,470,750
 B+     118,000  Willamette Industries, Inc.        5,530,854        7,139,000
						   17,652,880       19,948,625
HEALTH _ 4.64%
 NR      78,605  Guidant Corp.                      1,349,333        2,937,862
 A       44,477  Lilly (Eli) & Co.                  2,636,875        4,425,461
 NR     349,000  Tenet Healthcare*                  5,232,492        6,238,375
						    9,218,700       13,601,698
INSURANCE _ 6.97%
 B-      90,000  Aetna Life & Casualty Co.          4,743,716        6,603,750
 NR     170,000  Allstate Corp.                     4,706,073        6,970,000
 A       46,000  General Re Corp.                   5,403,286        6,882,750
						   14,853,075       20,456,500
OFFICE EQUIPMENT AND SUPPLIES _ 4.40%
 A      107,000  Wallace Computer Services, Inc.    3,093,473        6,179,250
 B-      49,000  Xerox Corp.                        4,775,444        6,719,125
						    7,868,917       12,898,375
PETROLEUM _ 4.37%
 B+      59,000  Atlantic Richfield Co.             6,382,493        6,394,125
 A       50,000  Royal Dutch Petroleum Co.          5,313,165        6,418,750
						   11,695,658       12,812,875
PROFESSIONAL SERVICES _ 4.43%
 A      227,400  ABM Industries, Inc.               4,678,518        6,395,625
 A-     144,000  PHH Corp.                          5,510,483        6,588,000
						   10,189,001       12,983,625
RETAIL _ 9.24%
 B+     163,000  Harcourt General, Inc.             5,749,526        6,560,750
 B+     908,000  K mart Corp.                      10,607,723        7,037,000
 A-     149,000  Penney (J.C.) Co., Inc.            6,443,585        6,984,375
 B-     166,000  Sears, Roebuck & Co.               5,012,003        6,536,250
						   27,812,837       27,118,375
TRANSPORTATION _ 2.52%
 B-     369,000  Overseas Shipholding Group, Inc.   7,108,540        7,380,000
UTILITIES _ 2.43%
 B+     185,000  Texas Utilities Co.                6,148,235        7,122,500
TOTAL COMMON STOCKS _ 94.12%                      226,315,439      276,088,573

SHORT-TERM CORPORATE NOTES _ 4.09%
$  3,000,000   Ford Motor Credit Co.,
		 5.75%, due December 6, 1995     $  3,000,000     $  3,000,000
   5,000,000   General Electric Capital Corp.,
		 5.76%, due December 6, 1995        5,000,000        5,000,000
   4,000,000   Sears Roebuck Acceptance Corp.,
		 5.76%, due December 13, 1995       4,000,000        4,000,000
TOTAL SHORT-TERM CORPORATE NOTES _ 4.09%           12,000,000       12,000,000

REPURCHASE AGREEMENT _ 2.95%
   8,665,000   UMB Bank, n.a.,
		 5.40%, due December 1, 1995
		 (Collateralized by $8,838,207
		 U.S. Treasury Notes,
		 7.625%, due April 30, 1996)        8,665,000        8,665,000

TOTAL INVESTMENTS _ 101.16%                    $  246,980,439      296,753,573

Other assets less liabilities _ (1.16%)                             (3,394,940)

TOTAL NET ASSETS _ 100.00%
 (equivalent to $31.78 per share; 10,000,000 shares of
 $1.00 par value capital shares authorized;
 9,230,329 shares outstanding)                                  $  293,358,633

For federal income tax purposes, the identified cost of investments owned at November 30, 1995 was $247,239,915.

Net unrealized appreciation for federal income tax purposes was $49,513,658, which is comprised of unrealized appreciation of $58,112,113 and unrealized depreciation of $8,598,455.

*Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

NR _ indicates no ranking is available. Rankings are not covered by the report of independent auditors.

STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1995

ASSETS:
Investments in securities:
  Common stocks, at market value (identified
    cost $226,315,439)                                         $   276,088,573
  Short-Term corporate notes, at cost _ approximates
    market value                                                    12,000,000
  Repurchase agreement, at cost _ approximates market value          8,665,000
    Total investments                                              296,753,573

  Cash                                                                  15,389
  Dividends receivable                                                 680,786
  Interest receivable                                                   21,020
    Total assets                                                   297,470,768

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                                  4,112,135
    Total liabilities                                                4,112,135

NET ASSETS                                                     $   293,358,633

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                  $   235,783,155
  Accumulated undistributed income:
    Undistributed net investment income                              4,571,623
    Undistributed net realized gain on investment transactions       3,230,721
      Net unrealized appreciation in value of investments           49,773,134
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                    $   293,358,633

Capital shares, $1.00 par value
	Authorized                                                  10,000,000

	Outstanding                                                  9,230,329

NET ASSET VALUE PER SHARE                                        $       31.78

STATEMENT OF OPERATIONS
Year Ended November 30, 1995

INVESTMENT INCOME:
	Income:
		Dividends                                       $    5,306,758
		Interest                                               876,624
								     6,183,382
	Expenses (Note 2):
		Management fees                                      1,892,581
		Registration fees and expenses                          60,732
								     1,953,313
			Net investment income (Note 1-B)             4,230,069

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from investment transactions (excluding
  maturities of short-term commercial notes and repurchase
  agreements):
  Proceeds from sales of investments                                14,974,738
  Cost of investments sold                                          11,745,474
    Net realized gain from investment transactions                   3,229,264

Unrealized appreciation of investments:
  Beginning of year                                                  4,649,589
  End of year                                                       49,773,134
  Unrealized appreciation of investments during the year            45,123,545
  Net gain on investments                                           48,352,809
  Increase in net assets resulting from operations              $   52,582,878

STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1995

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                             $  4,230,069    $  1,749,234
Net realized gain from investment transactions       3,229,264       2,907,083
Unrealized appreciation (depreciation) of
investments during the year                         45,123,545      (4,771,718)
  Net increase (decrease) in net assets
  resulting from operations                         52,582,878        (115,401)
Net equalization included in the price of shares
issued and redeemed                                  1,782,297       1,101,452

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
Net investment income                               (3,843,830)     (1,016,285)
Net realized gain from investment transactions      (2,881,610)     (1,551,963)
  Total distributions to shareholders               (6,725,440)     (2,568,248)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
Proceeds from shares sold                          160,790,293     105,398,105
Net asset value of shares issued for
reinvestment of distributions                        5,928,779       2,436,145
                                          						   166,719,072     107,834,250
Cost of shares repurchased                         (40,566,129)    (28,885,735)
Net increase from capital share transactions       126,152,943      78,948,515
  Total increase in net assets                     173,792,678      77,366,318

NET ASSETS:
Beginning of year                                  119,565,955      42,199,637
End of year (including undistributed net
investment income of $4,571,623 in 1995
and $2,403,087 in 1994)                         $  293,358,633   $ 119,565,955

Shares issued and repurchased:
Number of shares sold                                5,705,141       4,126,746
Number of shares issued for reinvestment
of distributions                                       225,453          96,021
						     5,930,594       4,222,767
Number of shares repurchased                        (1,446,569)     (1,140,429)
  Net increase                                       4,484,025       3,082,338

Distributions to shareholders:
  Income dividends per share                       $       .60     $     .3982
  Capital gains distribution per share             $     .6036     $     .9109

NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation _ Corporate stocks and bonds traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes _ It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $2,735,979 as capital gain dividends.

C. Equalization _ The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other _ Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:
Management fees were paid to Jones & Babson, Inc. at the rate of .95 of 1% per annum of the average daily net asset value of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the year ended November 30, 1995 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases                    $ 129,568,534
	Proceeds from sales             14,974,738

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each year.

						     Years Ended November 30,
						  1995    1994      1993    1992      1991
Net asset value, beginning of year              $25.19   $25.36    $22.24   $18.74   $16.20

Income from investment operations:
  Net investment income                           .589     .562      .543     .649     .711
  Net gains or losses on securities
  (both realized and unrealized)                 7.205     .577     3.932    3.565    2.539
    Total from investment operations             7.794    1.139     4.475    4.214    3.250

    Less distributions:
  Dividends from net investment income           (.60)    (.398)   (1.030)  (.714)   (.710)
  Distributions from capital gains               (.604)   (.911)    (.325)     _        _
    Total distributions                         (1.204)  (1.309)   (1.355)  (.714)   (.710)
Net asset value, end of year                    $31.78   $25.19    $25.36   $22.24   $18.74

Total return                                      32%       5%        21%     23%      21%


Ratios/Supplemental Data

Net assets, end of year (in millions)           $  293   $  120    $   42   $  34    $  25
Ratio of expenses to average net assets           .98%     .99%     1.00%    1.01%    1.01%
Ratio of net investment income to
average net assets                                2.12%   2.32%     2.34%    3.10%    3.82%
Portfolio turnover rate                           6%       14%       26%      17%      31%


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Babson Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Value Fund, Inc., as of November 30, 1995, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Value Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Kansas City, Missouri
December 28, 1995



This report has been prepared for the information of the Shareholders of Babson Value Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.